SUNAMERICA INCOME FUNDS

Supplement to the Prospectus dated February 28, 2001

	On August 23, 2001, the Board of Trustees of SunAmerica Income Funds approved certain changes to the High Income, Diversified Income and Tax Exempt Insured Funds (the "Funds"). The changes are intended to permit the Funds to utilize the resources of American General Investment Management, L.P. (the "Subadviser"), a recently acquired affiliate of SunAmerica Asset Management Corp. ("SAAMCo"), the Funds' investment adviser. These changes were approved in connection with the reorganization of North American Funds into SunAmerica Funds and are anticipated to enable the Subadviser to manage the Funds in a manner similar to that used for the corresponding North American Funds. Subject to the completion of the reorganization, the following changes will take effect on or about November 9, 2001:

* American General Investment Management, L.P. will serve as
Subadviser to the Funds pursuant to a subadvisory agreement with SAAMCo, which will continue to serve as the investment adviser.

* The investment objective of each of the High Income Fund and Diversified Income Fund will be changed to an objective that is more similar to the objective of the North American Fund with which it will be reorganized. Currently, the investment objective of the High Income Fund is "maximum current income," and the investment objective of the Diversified Income Fund is a 'high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective." The investment objective of each of these Funds will be changed to a "high level of total return." Upon the changes in investment objective the Funds names will also be changed. The High Income Fund will change its name to the "High Yield Bond Fund" and the Diversified Income Fund will change its name to the "Strategic Income Fund."

* The fundamental investment policy regarding borrowing has changed. The change in investment restrictions will increase the SunAmerica Diversified Income and SunAmerica High Income Funds' ability to borrow for temporary and emergency purposes from 5% of total assets to 33-1/3% of total net assets. This change will provide the investment adviser with greater investment flexibility in managing the portfolio for each of the Funds, and will make the policy consistent with the policy of the corresponding North American Funds.

* With respect to the SunAmerica U.S. Government Securities Fund, the Board of Trustees of SunAmerica Income Funds approved a reduction in the management fee. The fee will be calculated at the annual rate of 0.65% on the first $200 million of the average daily net assets, 0.62% on the next $200 million of such assets, and 0.55% of the average daily net assets in excess of $400 million. In addition, the Board of Trustees agreed to reduce the limits on the U.S. Government Securities Funds net annual operating expenses for Class A, B and II shares of the Fund to 1.32%, 2.00% and 2.05% respectively, of daily net assets. SAAMCo will waive fees and reimburse expenses should the total annual fund operating expenses be higher than these limits. The expense reimbursements will continue indefinitely, subject to termination by the Board, including a majority of the Independent Trustees.

* The Board has agreed with SAAMCo to terminate the existing contractual fee waivers and reimbursement arrangements that apply to Class II shares of the GNMA, Diversified Income, and Tax Exempt Funds. The contractual net expense ratios applicable to the U.S. Government Securities Fund are described above. The Adviser plans to continue voluntarily waiving expenses of the GNMA Fund as described in the prospectus.




September 17, 2001